SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2003
                     -------------------
Commission   Registrant; State of Incorporation       I.R.S. Employer
File Number    Address and Telephone Number          Identification No.

1-5324       NORTHEAST UTILITIES                        04-2147929
             (a Massachusetts voluntary association)
             174 Brush Hill Avenue
             West Springfield, Massachusetts 01090-0010
             Telephone (413) 785-5871

0-11419      THE CONNECTICUT LIGHT AND POWER COMPANY    06-0303850
             (a Connecticut corporation)
             107 Selden Street
             Berlin, Connecticut 06037-1616
             Telephone (860) 665-5000


1-6392       PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE    02-0181050
             (a New Hampshire corporation)
             780 North Commercial Street
             Manchester, New Hampshire 03101-1134
             Telephone (603) 669-4000

0-7624       WESTERN MASSACHUSETTS ELECTRIC COMPANY     04-1961130
             (a Massachusetts corporation)
             174 Brush Hill Avenue
             West Springfield, Massachusetts 01090-0010
             Telephone (413) 785-5871


                       Not Applicable
                    ---------------------
(Former name or former address, if changed since last report)

ITEM 7.        Financial Statements and Exhibits

Exhibit 99     Connecticut Yankee Atomic Power Company
               ("CYAPC") Press Release dated June 13, 2003.

ITEM 9.        Regulation FD Disclosure

     On June 13, 2003, CYAPC issued a press release relating to termination of a decommissioning contract. A copy of the press release is attached as Exhibit 99. Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

     Northeast Utilities' electric operating subsidiaries collectively own 49% of CYAPC, as follows: CL&P (34.5%);
PSNH (5.0%); and WMECO (9.5%).

                  SIGNATURE PAGE TO FOLLOW

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                           NORTHEAST UTILITIES
                           PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                           WESTERN MASSACHUSETTS ELECTRIC COMPANY
                           (Registrants)


                           By: /s/ Randy A. Shoop
                               Name: Randy A. Shoop
                               Title: Assistant Treasurer - Finance


                           THE CONNECTICUT LIGHT AND POWER COMPANY
                           (Registrant)

                           By: /s/ Randy A. Shoop
                               Name: Randy A. Shoop
                               Title: Treasurer



Date:  June 13, 2003